SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 22, 2016

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954)917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On March 27, 2007 we completed the acquisition of the assets, technology and patents pending of privately owned Auction Video, Inc., a Utah corporation, and Auction Video Japan, Inc., a Tokyo-Japan corporation (collectively, “Auction Video”). Subsequent to this acquisition, we began pursuing the final approval of the patent pending application and in March 2008 retained the law firm of Hunton & Williams to assist in expediting the patent approval process and to help protect rights related to proprietary Onstream technology. In April 2008, we revised the original patent application primarily for the purpose of splitting it into two separate applications (the “Original Applications”), which, while related, would be evaluated separately by the U.S. Patent and Trademark Office (“USPTO”). The patents address live streaming of audio and/or video from multiple devices to a storage location, such as the Internet or cloud, and the ability to access and retrieve the audio and/or video to multiple devices, whereby the content is not stored on the device.

This 8-K is a report on the status of the above patents pending purchased by us, including a September 22, 2016 notice from the USPTO, more fully discussed below.

With respect to the claims pending in the first of the two Original Applications (number 10/808,894), the USPTO issued various final and non-final rejections in August 2008, February 2009, May 2009, January 2010 and June 2010. Our responses to these rejections included modifications to certain claims made in the original patent application. In response to the June 2010 rejection we filed a Notice of Appeal with the USPTO on November 22, 2010 and we filed an appeal brief with the USPTO on February 9, 2011. The USPTO filed an Examiner's Answer to the Appeal Brief on May 10, 2011, which repeated many of the previous reasons for rejection, and we filed a response on July 8, 2011. On July 7, 2014, the USPTO issued a notice setting the hearing on this application before the Patent Trial and Appeal Board on September 18, 2014. As a result of that hearing, which we attended, on October 27, 2014 the Patent Trial and Appeal Board affirmed the Examiner’s rejection in part and reversed the Examiner’s rejection in part.  In response, the Examiner issued a new Office Action on March 5, 2015 rejecting the claims.  We conducted an interview with the Examiner on April 9, 2015 and filed a response to the Office Action on May 26, 2015, which contained certain proposed amendments to the claims. On June 19, 2015, the USPTO issued a Notice of Allowance and Fees Due, which granted the claims as submitted by us on May 26, 2015. On October 13, 2015, the USPTO issued to us U.S. Patent Number 9,161,068 (the “Granted Patent”) with a Patent Term Adjustment of 2,377 days, resulting in a September 26, 2030 expiration date, provided all maintenance fees are paid.

On September 2, 2015, with reference to the Granted Patent, we filed a Continuation Application with the USPTO and the USPTO issued a related Filing Receipt, establishing a September 2, 2015 filing date for a new patent application (number 14/843,457). On September 17, 2015, the USPTO issued a related Notice to File Missing Parts of Nonprovisional Application, which we filed our timely response to on January 19, 2016. On January 28, 2016, the USPTO issued a related Notice of Incomplete Reply, which we filed our timely response to on February 17, 2016. The Continuation Application process, which has no set time frame or end date, may result in issuance of another patent to us which may include broader and/or additional claims as compared to the Granted Patent, although this cannot be assured. We do not expect the Continuation Application process to affect the enforceability of the Granted Patent, nor do we expect the result of the Continuation Application process to result in modifications, or adverse impact, to the Granted Patent.

With respect to the claims pending in the second of the two Original Applications (number 12/110,691), the USPTO issued a non-final rejection in June 2011 (which was reissued in January 2012) and a final rejection in June 2012. With respect to the June 2012 rejection, we filed a pre-appeal brief conference request on September 7, 2012 and the USPTO responded on September 27, 2012 with a decision to proceed to appeal. We filed a Request for Continuing Examination with the USPTO on April 5, 2013, which the USPTO responded to on June 12, 2013 with a non-final rejection. Our response to that non-final rejection was filed on November 12, 2013, which the USPTO responded to on January 10, 2014 with a final rejection. In response to this final rejection, we filed a Notice of Appeal on April 8, 2014 and the related Appeal Brief on June 9, 2014, which the USPTO responded to with an Examiner’s Answer on September 3, 2014.  On November 3, 2014 we filed a Reply Brief with the Patent Trial and Appeal Board and on June 16, 2016 the Patent Trial and Appeal Board issued their decision, which (i) reversed the Examiner’s previous rejection of the claims in Application 12/110,691 under 35 U.S.C. Section 112 (“lack of written description” and “enablement”) and (ii) affirmed the Examiner’s previous rejection of those claims under 35 U.S.C. Section 103 (“obviousness”).  On August 16, 2016, we filed a Request for Continued Examination with the USPTO, which included our response to the June 16, 2016 decision on appeal and a request that our application be reconsidered. Our response also included modifications to certain claims made in the original patent application. On August 25, 2016, the USPTO issued a Notice of Allowance and Fees Due, which granted the claims as submitted by us on August 16, 2016. On September 2, 2016 we paid the required fees to the USPTO and per an Issue Notification from the USPTO dated September 22, 2016, U.S. Patent Number 9,467,728 (the “Second Granted Patent”) will be issued to us on October 11, 2016, with a Patent Term Adjustment of 1,362 days, resulting in a December 16, 2027 expiration date, provided all maintenance fees are paid. On September 2, 2016 we also filed a Continuation Application with the USPTO and the USPTO issued a related Filing Receipt, establishing a September 2, 2016 filing date for a new patent application (number 15/255,416).

Regardless of the ultimate outcome, our management has determined that an adverse decision with respect to the pending patent applications would not have a material adverse effect on our financial position or results of operations, since all of the previous costs incurred by us in connection with the patents have been amortized to expense as of September 30, 2013 and are being expensed as incurred subsequent to that date. Certain of the former owners of Auction Video, Inc. have an interest in proceeds that we may receive under certain circumstances in connection with these patents.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION
By: /s/ Robert E. Tomlinson
September 28, 2016	Robert E. Tomlinson, CFO